                                                                               .
                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- FEB. 8, 2008*

RiverSource Small Cap Equity Fund (July 30, 2007)                                           S-6237-99 K

Wellington Management Company LLP will continue to provide services to the Fund through February 22, 2008.

The "Principal Investment Strategies" section has been revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. At Dec. 31, 2007, the range of the Russell 2000 Index was between $27 million and $8.4 billion and the range of the S&P SmallCap 600 Index was between $6 million and $4.9 billion. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Jennison Associates LLC (Jennison) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

AMERICAN CENTURY

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

The portfolio managers generally sell stocks from the Fund's portfolio when they believe:

- a stock becomes too expensive relative to other stock opportunities;

- a stock's risk parameters outweigh its return opportunity;

- more attractive alternatives are identified; or

- specific events alter a stock's prospects.

JENNISON

Jennison believes that active management through original "bottom-up" fundamental research can add significant value in uncovering inefficiencies that exist in companies with smaller market capitalization. Jennison's investment team focuses its research efforts on those smaller capitalization companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Through this strategy, Jennison seeks to achieve growth at a reasonable price.

--------------------------------------------------------------------------------
S-6237-1 A (2/08)
*Valid until next prospectus update.

Jennison's investment team evaluates businesses and seeks to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. Jennison's investment team uses fundamental research and financial analysis to assess the appreciation potential of a security relative to Jennison's targets for the security in the context of short and long-term catalysts as well as the risk attributes of a particular investment. Sector and industry allocations are the residual of Jennison's bottom-up stock selection process.

A stock may be sold for any of the following reasons:

- There is a fundamental change in the earnings prospects or long-term trend in growth of the enterprise value.

- The company exceeds Jennison's price target.

- There is an increase in risk associated with the investment due to changes in company fundamentals or industry trends.

- A more attractive holding candidate is uncovered through Jennison's research.

LORD ABBETT

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

- Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

- Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000(R) Index.

The information under the "Fund Management and Compensation" section has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since December 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

- Wilhelmine von Turk, Vice President and Senior Portfolio Manager. Ms. von Turk joined American Century in 1995 as a senior research analyst and became a portfolio manager in February 2000. She received a BA from Wellesley College and a Ph.D from the University of California-Berkeley. She is a CFA charterholder.

- Thomas P. Vaiana, Portfolio Manger. Mr. Vaiana joined American Century in February 1997 and became a portfolio manager in August 2000. He received a BA in business finance from California State University.

- Brian Ertley, Portfolio Manager and Senior Quantitative Analyst. Mr. Ertley joined American Century in 1998 and became a portfolio manager in February 2006. He has a bachelor's degree in biochemistry from the University of California at San Diego. He is a CFA charterholder.

JENNISON

Jennison, which has served as subadviser to the Fund since February 2008, is located at 466 Lexington Avenue, New York, New York. Jennison, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Jennison are:

JOHN P. MULLMAN, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Fund since February 2008.

JASON M. SWIATEK, CFA, is a Managing Director of Jennison, which he joined in August 2000. He was named co-manager of small cap portfolios in September 2005. Prior to Jennison, Mr. Swiatek was with Prudential, which he joined in 1995 as a financial reviewer for the asset management group. He then moved to Prudential's global growth equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received his B.S. in finance, summa cum laude from Canisius College in 1995. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Fund since February 2008.

LORD ABBETT

Lord Abbett, which has served as subadviser to the Fund since December 2003, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The portfolio manager who leads the team responsible for the day-to-day management of the portion of the Fund allocated to Lord Abbett is:

- Michael T. Smith, Partner of Lord Abbett. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. He received a BA from California State University at Fullerton and an MBA from New York University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

                                                  (RIVERSOURCE INVESTMENTS LOGO)

        STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- FEB. 8, 2008*

                     RIVERSOURCE MANAGERS SERIES, INC. FOR

RiverSource Small Cap Equity Fund (Jan. 29, 2008)                                           S-6500 AE

Wellington Management Company LLP will continue to provide services to the Fund through Feb. 22, 2008.

For RiverSource Small Cap Equity Fund -- The information under Table 17 has been revised to delete information regarding Wellington Management Company LLP and add information regarding Jennison Associates LLC.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   PARENT
                                                                                  COMPANY,
          FUND                               SUBADVISER NAME                       IF ANY                 FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity          American Century                                          A           0.65% on the first $25 million,
                                                                                                      reducing to 0.55% as
                                                                                                         assets increase
                           --------------------------------------------------------------------------------------------------------
                           Lord, Abbett & Co. LLC (Lord Abbett)                     N/A         0.65% on the first $100 million,
                           (effective Dec. 12, 2003)                                                  reducing to 0.55% as
                                                                                                         assets increase
                           --------------------------------------------------------------------------------------------------------
                           Jennison Associates LLC (Jennison)                        B                 0.55% on all assets
                           (effective Feb. 22, 2008)
-----------------------------------------------------------------------------------------------------------------------------------

 A - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.
 B - Jennison Associates LLC whose sole member is Prudential Investment Management, Inc. Prudential Investment Management, Inc. is owned by Prudential Asset Management Holding Company LLC, which is owned by Prudential Financial, Inc.

For RiverSource Small Cap Equity Fund -- The information under Table 18 has been revised to add information regarding Jennison Associates LLC.

                           TABLE 18. SUBADVISORY FEES

---------------------------------------------------------------------------------------------------------------------------
                                                                                               SUBADVISORY FEES PAID
                                                                                         ----------------------------------
          FUND                                      SUBADVISER                              2007        2006        2005
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity          American Century                                                 662,396     457,181     302,039
                           ------------------------------------------------------------------------------------------------
                           Lord Abbett                                                      677,462     433,241     278,497
                           ------------------------------------------------------------------------------------------------
                           Jennison                                                             N/A         N/A         N/A
                           ------------------------------------------------------------------------------------------------
                           Former subadviser: Wellington Management Company, LLP            650,960     614,053     388,922
                           (from Dec. 12, 2003 to Feb. 22, 2008)*
---------------------------------------------------------------------------------------------------------------------------

* Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

--------------------------------------------------------------------------------
S-6500-20 A (2/08)
*Valid until next update.

For RiverSource Small Cap Equity Fund -- The information under Table 19 has been revised to delete information regarding Wellington Management Company, LLP and add information regarding Jennison Associates LLC.

                          TABLE 19. PORTFOLIO MANAGERS

-----------------------------------------------------------------------------------------------------------------------------
                                       OTHER ACCOUNTS MANAGED (excluding the fund)
                                  -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                  NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
    FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap     American Century:  10 RICs          $7.05 billion
 Equity        Thomas P. Vaiana   2 PIVs           $121.07 million
                                  3 other          $285.37 million
                                  accounts
               -----------------------------------------------------
               American Century:  6 RICs           $2.31 billion
               Wihelmine von      1 PIV            $67.39 million     None               None          (1)          (4)
               Turk               2 other          $270.92 million
                                  accounts
               -----------------------------------------------------
               American Century:  7 RICs           $2.34 billion
               Brian Ertley       1 PIV            $67.39 million
                                  2 other          $270.92 million
                                  accounts
               --------------------------------------------------------------------------------------------------------------
               Lord Abbett:       3 RICs           $1.86 billion
               Michael T. Smith   14 other         $966.20 million    None               None(a)       (2)          (5)
                                  accounts
               --------------------------------------------------------------------------------------------------------------
               Jennison:          3 RICs           $3 billion         3 PIVs with $100
               John Mullman**     5 PIVs           $25 million        million in total
                                  8 other          $1 billion         assets under       None          (3)          (6)
                                  accounts(2)                         management(1)
               ------------------------------------------------------------------------
               Jennison:          3 PIVs           $576 million       None
               Jason Swiatek**    8 other          $1 billion
                                  accounts(2)
-----------------------------------------------------------------------------------------------------------------------------

 * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
 **    Information is as of Dec. 31, 2007.

 (a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
 (b) Michael T. Smith does not own any shares of RiverSource Small Cap Equity Fund. However, he invests in the Lord Abbett Small Cap Blend Fund, which is managed in a similar style.
 (1) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
 (2) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

POTENTIAL CONFLICT OF INTEREST

(1) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(2) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.

(3) In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

     Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

     In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

STRUCTURE OF COMPENSATION

(4) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     Base Salary

     Portfolio managers receive base pay in the form of a fixed annual salary.

     Bonus

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

     In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

     Restricted Stock Plans

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     Deferred Compensation Plans

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(5) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates. Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

(6) Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

     The following factors will be reviewed for each portfolio manager:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 2000 Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

     - Historical and long-term business potential of the product strategies;

     - Qualitative factors such as teamwork and responsiveness; and

     Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.